Exhibit 10.1

JOINDER AGREEMENT

April 9, 2019

Reference is made to the Credit Agreement, dated as of December 28, 2016 (as amended, modified, refinanced and/or restated from time to time, the “Credit Agreement”) among HILTON GRAND VACATIONS PARENT LLC (“Parent”), HILTON GRAND VACATIONS BORROWER LLC (the “Borrower”), the Guarantors party thereto from time to time, BANK OF AMERICA, N.A., as Administrative Agent, Collateral Agent, Swing Line Lender and L/C Issuer, and each lender from time to time party thereto.  Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement.

W I T N E S S E T H:

WHEREAS, the Credit Agreement requires that the Borrower cause each of its Restricted Subsidiaries that is not an Excluded Subsidiary (individually, a “Guarantor”, and collectively, the “Guarantors”) to execute the Credit Agreement whereby the Guarantors guarantee the performance of the Borrower’s Obligations to the Lenders; and

WHEREAS, each of the undersigned Subsidiaries (each a “New Guarantor”) is a Restricted Subsidiary of the Borrower that is not an Excluded Subsidiary and pursuant to the terms and conditions of the Credit Agreement is required to execute this joinder agreement (“Joinder Agreement”) to the Credit Agreement.

NOW, THEREFORE, for good and valuable consideration, the Administrative Agent, the Collateral Agent and each New Guarantor hereby agree as follows:

1.Guarantee.  In accordance with Section 6.11(i)(A) of the Credit Agreement, each New Guarantor by its signature below becomes a Guarantor under the Credit Agreement with the same force and effect as if originally named therein as a Guarantor.

2.Representations and Warranties.  Each New Guarantor hereby (a) agrees to all the terms and provisions of the Credit Agreement applicable to it as a Guarantor thereunder and (b) represents and warrants that the representations and warranties made by it as a Guarantor thereunder are true and correct in all material respects (except that any representation and warranty that is qualified as to “materiality” or “Material Adverse Effect” shall be true and correct in all respects) on and as of the date hereof, except to the extent such representations and warranties expressly relate to an earlier date, in which case they were true and correct in all material respects as of such earlier date.  Each reference to a Guarantor in the Credit Agreement shall be deemed to include each New Guarantor.  Each New Guarantor hereby attaches supplements (as necessary) to each of the schedules to the Credit Agreement applicable to such New Guarantor.

3.Severability.  Any provision of this Joinder Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

4.Counterparts.  This Joinder Agreement may be executed in counterparts, each of which shall constitute an original.  Delivery of an executed signature page to this Joinder Agreement by facsimile transmission or other electronic communication shall be as effective as delivery of a manually executed counterpart of this Joinder Agreement.

5.No Waiver.  Except as expressly supplemented hereby, the Credit Agreement shall remain in full force and effect.

6.Notices.  All notices, requests and demands to or upon each New Guarantor, any Agent or any Lender shall be governed by the terms of Section 10.02 of the Credit Agreement.

7.Governing Law.  THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES THAT WOULD REQUIRE THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION.

[Signature Pages Follow]

IN WITNESS WHEREOF, the undersigned have caused this Joinder Agreement to be duly executed and delivered by their duly authorized officers as of the day and year first above written.

2400 PRINCE EDWARD, LLC

By:	/s/ Mark D. Wang
	Name:	Mark D. Wang
	Title:	President

Address for Notices:

6355 Metro West Blvd., Suite 180
Orlando, FL 32835

CUSTOMER JOURNEY, LLC

By:	/s/ Mark D. Wang
	Name:	Mark D. Wang
	Title:	President

Address for Notices:

6355 Metro West Blvd., Suite 180
Orlando, FL 32835

KUPONO PARTNERS LLC

By:	Hilton Resorts Corporation, its Sole Member

By:	/s/ Mark D. Wang
	Name:	Mark D. Wang
	Title:	President

Address for Notices:

6355 Metro West Blvd., Suite 180
Orlando, FL 32835

BANK OF AMERICA, N.A., as Administrative Agent and Collateral Agent

By:	/s/ Anthony W. Kell
	Name:	Anthony W. Kell
	Title:	Vice President

[Signature Page to Joinder]